EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MEEMEE MEDIA INC. (the "Company") on Form 10-Q for the period ended April 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Doane, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARTIN DOANE
Martin Doane
Principal Financial Officer
July 25, 2016